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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                        ABBOTT LABORATORIES
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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                          [PHOTO]
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[ABBOTT LABORATORIES LOGO]
ABBOTT LABORATORIES
100 ABBOTT PARK ROAD
ABBOTT PARK, ILLINOIS 60064-6400 U.S.A.

COVER:

  FOR THREE TO FOUR LONG YEARS, ELLEN SAVAGE, 45, AN OB-GYN NURSE FROM HIGHLAND PARK, ILL., SUFFERED THROUGH THE AGONY OF DAILY MIGRAINE HEADACHES. BATTLING THROUGH DAILY PAIN DRAINED HER ENERGY AND ROBBED HER OF THE ABILITY TO MAINTAIN AN ACTIVE LIFESTYLE.

  BY EARLY 1997, SHE HAD TRIED, WITHOUT SUCCESS, APPROXIMATELY 10 DIFFERENT MEDICATIONS, AND COMBINATIONS OF MEDICATIONS. THEN HER DOCTOR PRESCRIBED DEPAKOTE-REGISTERED TRADEMARK-, AND SHE ACHIEVED DRAMATIC RESULTS WITHIN THREE MONTHS.

  ORIGINALLY LAUNCHED AS AN ANTI-CONVULSANT FOR THE TREATMENT OF EPILEPSY, DEPAKOTE IS NOW THE NUMBER ONE BRANDED THERAPY FOR MIGRAINE HEADACHE PREVENTION.

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YOUR VOTE
IS IMPORTANT

PLEASE SIGN AND PROMPTLY RETURN YOUR
PROXY IN THE ENCLOSED ENVELOPE OR VOTE
YOUR SHARES BY TELEPHONE OR USING THE INTERNET.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

The Annual Meeting of the Shareholders of Abbott Laboratories will be held at Abbott's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois, on Friday, April 23, 1999, at 9:00 a.m. for the following purposes:

(1) To elect 13 directors to hold office until the next
Annual Meeting or until their successors are elected (Item 1 on proxy card);

(2) To ratify the appointment of Arthur Andersen LLP as auditors of Abbott for 1999 (Item 2 on proxy card); and

(3) To transact such other business as may properly come before the meeting, including consideration of the shareholder proposals on the endorsement of the CERES Principles and the Phase-Out Production of PVC
Medical Products, if such proposals are presented at the meeting (Items 3 and 4 on proxy card).

The board of directors recommends that you vote FOR Items 1 and 2 on the proxy card. The board of directors OPPOSES both shareholder proposals and recommends that you vote AGAINST Items 3 and 4 on the proxy card.

The close of business February 24, 1999, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting.

Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form on the back cover, and an admission card will be sent to you.

By order of the board of directors.

JOSE M. DE LASA
SECRETARY
March 9, 1999

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ABBOTT LABORATORIES
PROXY STATEMENT

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the board of directors for use at the Annual Meeting of Shareholders. The meeting will be held on April 23, 1999, at Abbott's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about March 9, 1999. Abbott will bear the cost of making solicitations from its shareholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail or in person by directors, officers, or employees of Abbott and its subsidiaries.
Abbott has retained Georgeson & Company Inc. to aid in the solicitation of proxies, at an estimated cost of $14,000 plus reimbursement for reasonable out-of-pocket expenses.

--------------------------------------------------

VOTING SECURITIES AND RECORD DATE

Shareholders of record at the close of business on February 24, 1999, will be entitled to notice of and to vote at the Annual Meeting. As of January 31, 1999, Abbott had 1,517,068,371 outstanding common shares, which are the only outstanding voting securities.

--------------------------------------------------

VOTING OF PROXIES

A shareholder may vote in person or through the valid appointment of a proxy.
The bylaws provide that a shareholder may authorize no more than three persons as proxies to attend and vote at the meeting. Proxies may be revoked at any time prior to the meeting. This may be done by written notice delivered to the secretary of Abbott, or by delivering an authorized proxy with a later date.
Most of Abbott's shareholders may vote their shares by telephone, using the internet, or by mail. If you vote by telephone or using the internet, you do not need to return your proxy card. The instructions for voting by telephone or using the internet can be found with your proxy card.

All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to

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cumulate your votes, you must sign and mail in your proxy card or attend the
Annual Meeting.

Unless authority is withheld in accordance with instructions on the proxy, the persons named in the proxy will vote the shares covered by proxies they receive to elect the 13 nominees hereinafter named. These shares may be voted cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all). Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the board of directors, or for fewer than 13 nominees if, in the judgment of the proxy holders, such action is necessary or desirable.

Where a shareholder has specified a choice for or against the ratification of the appointment of Arthur Andersen LLP as auditors, or the approval of either or both of the shareholder proposals, or where the shareholder has abstained on these matters, the shares represented by the proxy will be voted as specified.
Where no choice has been specified, the proxy will be voted FOR ratification of Arthur Andersen LLP as auditors and AGAINST both shareholder proposals.

A majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for consideration of such matter at the meeting. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders with respect to that matter. Abstentions and withheld votes have the effect of votes against a matter.

A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker or bank is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on such matter, although these shares may be considered present and entitled to vote for other purposes. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting.

It is Abbott's policy that all proxies, ballots, and voting tabulations that reveal how a particular shareholder has voted be kept confidential and not be disclosed, except: (i) where disclosure may be required by law or regulation,
(ii) where disclosure may be necessary in order for Abbott to assert or defend claims, (iii) where a shareholder provides comments with his or her proxy, (iv) where a shareholder expressly requests disclosure, (v) to allow the inspectors of election to certify the results of a vote, or (vi) in limited circumstances, such as a contested election or proxy solicitation not approved and recommended by the board of directors.

The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify shareholders are independent and are not Abbott employees.

The board of directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

--------------------------------------------------

INFORMATION CONCERNING SECURITY OWNERSHIP

On January 31, 1999, the Abbott Laboratories Stock Retirement Trust, c/o Abbott
Laboratories, 100 Abbott Park Road, Abbott Park, Illinois 60064-6400, held
106,719,327 of Abbott's common shares (approximately 7.0 percent of the outstanding common shares). These shares were held for the individual accounts of approximately 36,399 employees and other plan participants who participate in the Abbott Laboratories Stock Retirement Plan. The Stock Retirement Trust is administered by both a trustee and three co-trustees. The trustee of the Trust is Putnam Fiduciary Trust Company. The co-trustees are G. P. Coughlan, T. C.
Freyman, and T. M. Wascoe, officers of Abbott. The voting power with respect to the shares owned by the Trust is held by and shared among the co-trustees. The co-trustees must solicit and follow voting instructions from the participants, if the co-trustees determine that a matter to be voted on at a shareholder meeting could materially affect the interests of participants. The individual participants have investment power over these shares, as provided by the terms of the Trust. The Trust Agreement is of unlimited duration. The co-trustees are also fiduciaries for certain other employee benefit trusts maintained by Abbott and have shared voting and/or investment power with respect to the 2,995,750 common shares (approximately .2 percent of the outstanding shares of Abbott) held by those trusts.

--------------------------------------------------

COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors, which held eight meetings in 1998, has four committees established in Abbott's bylaws: the executive committee, audit committee, compensation committee, and nominations and board affairs committee.

The executive committee, whose members are D. L. Burnham, chairman, H. L.
Fuller, W. D. Smithburg, J. R. Walter, and W. L. Weiss, did not hold any meetings in 1998. This committee may exercise all the authority of the board in the management of Abbott, except for matters expressly reserved by law for board action.

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The audit committee, whose members are W. A. Reynolds, chairman, K. F. Austen,
D. A. Jones, D. A. L. Owen, B. Powell Jr., and J. R. Walter, held two meetings in 1998. This committee provides advice and assistance regarding accounting, auditing, and financial reporting practices of Abbott. Each year, it recommends to the board a firm of independent public accountants to serve as auditors. The audit committee reviews with such auditors the scope and results of their audit, fees for services, and independence in servicing Abbott. The committee also meets with Abbott's internal auditors to evaluate the effectiveness of the work they perform.

The compensation committee, whose members are H. L. Fuller, chairman, B. Powell
Jr., A. B. Rand, W. D. Smithburg, and W. L. Weiss, held three meetings in 1998.
This committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs.

The nominations and board affairs committee, whose members are D. A. Jones, chairman, K. F. Austen, D. A. L. Owen, A. B. Rand, W. A. Reynolds and R. S.
Roberts, held three meetings in 1998. This committee develops general criteria regarding the qualifications and selection of board members and officers, recommends candidates for such positions to the board of directors, and advises the board of directors with respect to the conduct of board activities, including assisting the board in the evaluation of the board's own performance.
A shareholder may recommend persons as potential nominees for director or directly nominate persons for director by complying with the procedures on page
19.

The average attendance of all directors at board and committee meetings in 1998 was 96 percent.

--------------------------------------------------

INFORMATION CONCERNING NOMINEES FOR DIRECTORS (ITEM 1 ON PROXY CARD)

Thirteen directors are to be elected to hold office until the next Annual
Meeting or until their successors are elected. All of the nominees, except J. M.
Leiden, are currently serving as directors. P. N. Clark and T. R. Hodgson have retired. K. F. Austen and D. L. Burnham will retire as directors following the Annual Meeting and are not standing for reelection.

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----------------------------------------------------

NOMINEES FOR ELECTION AS DIRECTORS

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                            H. LAURANCE FULLER                   AGE 60                   DIRECTOR SINCE 1988
    [PHOTO]                 CO-CHAIRMAN OF THE BOARD, BP AMOCO, P.L.C., LONDON, UNITED KINGDOM (INTEGRATED PETROLEUM
                            AND CHEMICALS COMPANY)
                            MR. FULLER WAS ELECTED PRESIDENT OF AMOCO CORPORATION IN 1983 AND CHAIRMAN AND CHIEF
                            EXECUTIVE OFFICER IN 1991. HE BECAME CO-CHAIRMAN OF BP AMOCO, P.L.C. AS THE RESULT OF THE
                            MERGER OF BP AND AMOCO EFFECTIVE DECEMBER 31, 1998. HE IS A DIRECTOR OF THE CHASE
                            MANHATTAN CORPORATION AND THE CHASE MANHATTAN BANK, N.A., MOTOROLA, INC., SECURITY CAPITAL
                            GROUP, INC., THE AMERICAN PETROLEUM INSTITUTE, AND THE REHABILITATION INSTITUTE OF
                            CHICAGO; AND A TRUSTEE OF THE ORCHESTRAL ASSOCIATION AND CORNELL UNIVERSITY.

                            DAVID A. JONES                    AGE 67                    DIRECTOR SINCE 1982
    [PHOTO]                 CHAIRMAN AND RETIRED CHIEF EXECUTIVE OFFICER, HUMANA INC., LOUISVILLE, KENTUCKY (HEALTH
                            PLAN BUSINESS)
                            MR. JONES IS CO-FOUNDER OF HUMANA INC. AND SERVED AS CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                            SINCE ITS ORGANIZATION IN 1961 UNTIL HE RETIRED AS CHIEF EXECUTIVE OFFICER ON DECEMBER 1,
                            1997.

                            JEFFREY M. LEIDEN, M.D., PH.D.            AGE 43            NEW DIRECTOR NOMINEE
    [PHOTO]                 PROFESSOR OF MEDICINE AND PATHOLOGY, UNIVERSITY OF CHICAGO, CHICAGO, ILLINOIS
                            DR. LEIDEN IS THE FREDERICK H. RAWSON PROFESSOR OF MEDICINE AND PATHOLOGY AND CHIEF OF THE
                            SECTION OF CARDIOLOGY AT THE UNIVERSITY OF CHICAGO. HE IS CURRENTLY THE PRESIDENT-ELECT OF
                            THE AMERICAN SOCIETY OF CLINICAL INVESTIGATION, PRESIDENT OF THE MOLECULAR MEDICINE
                            SOCIETY, AND A MEMBER OF THE AMERICAN ASSOCIATION OF PHYSICIANS. HE WAS A FOUNDER AND
                            SCIENTIFIC ADVISORY BOARD MEMBER OF CARDIOGENE, INC., A BIOTECHNOLOGY COMPANY SPECIALIZING
                            IN CARDIOVASCULAR GENE THERAPY. SINCE 1994, HE HAS SERVED AS A MEMBER OF THE BOARD OF
                            SCIENTIFIC COUNSELORS OF THE NATIONAL HEART LUNG AND BLOOD INSTITUTE OF THE NATIONAL
                            INSTITUTES OF HEALTH.

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                            THE RT. HON. LORD OWEN CH              AGE 60              DIRECTOR SINCE 1996
    [PHOTO]                 PHYSICIAN, POLITICIAN, AND BUSINESSMAN, LONDON, UNITED KINGDOM
                            DAVID OWEN IS A BRITISH SUBJECT. HE WAS A NEUROLOGIST AND RESEARCH FELLOW ON THE MEDICAL
                            UNIT OF ST. THOMAS' HOSPITAL, LONDON, FROM 1965 THROUGH 1968 AND A MEMBER OF PARLIAMENT
                            FOR PLYMOUTH IN THE HOUSE OF COMMONS FROM 1966 UNTIL HE RETIRED IN MAY OF 1992. IN 1992,
                            HE WAS CREATED A LIFE PEER AND A MEMBER OF THE HOUSE OF LORDS. IN AUGUST OF 1992, THE
                            EUROPEAN UNION, AS PART OF ITS PEACE SEEKING EFFORTS IN THE BALKANS, APPOINTED HIM CO-
                            CHAIRMAN OF THE INTERNATIONAL CONFERENCE ON FORMER YUGOSLAVIA. HE STEPPED DOWN FROM THAT
                            POST IN JUNE OF 1995. LORD OWEN WAS SECRETARY FOR FOREIGN AND COMMONWEALTH AFFAIRS FROM
                            1977 TO 1979 AND MINISTER OF HEALTH FROM 1974 TO 1976. HE IS CURRENTLY A DIRECTOR OF COATS
                            VIYELLA PLC AND EXECUTIVE CHAIRMAN OF MIDDLESEX HOLDINGS PLC.

                            ROBERT L. PARKINSON JR.                AGE 48                DIRECTOR SINCE 1998
    [PHOTO]                 PRESIDENT AND CHIEF OPERATING OFFICER, ABBOTT LABORATORIES
                            MR. PARKINSON JOINED ABBOTT IN 1976. HE WAS ELECTED VICE PRESIDENT, EUROPEAN OPERATIONS IN
                            1990, SENIOR VICE PRESIDENT, CHEMICAL AND AGRICULTURAL PRODUCTS IN 1993, SENIOR VICE
                            PRESIDENT, INTERNATIONAL OPERATIONS IN 1995, EXECUTIVE VICE PRESIDENT ON FEBRUARY 13,
                            1998, AND PRESIDENT AND CHIEF OPERATING OFFICER ON JANUARY 1, 1999. MR. PARKINSON RECEIVED
                            BOTH HIS UNDERGRADUATE AND M.B.A. DEGREES FROM LOYOLA UNIVERSITY OF CHICAGO. HE SERVES AS
                            A MEMBER OF THE BOARD OF DIRECTORS OF NORTHWESTERN MEMORIAL CORP. AND AS A TRUSTEE OF THE
                            MUSEUM OF SCIENCE AND INDUSTRY.

                            BOONE POWELL JR.                   AGE 62                   DIRECTOR SINCE 1985
    [PHOTO]                 PRESIDENT AND CHIEF EXECUTIVE OFFICER, BAYLOR HEALTH CARE SYSTEM AND BAYLOR UNIVERSITY
                            MEDICAL CENTER, DALLAS, TEXAS
                            MR. POWELL HAS BEEN ASSOCIATED WITH BAYLOR UNIVERSITY MEDICAL CENTER SINCE 1980 WHEN HE
                            WAS NAMED PRESIDENT AND CHIEF EXECUTIVE OFFICER. PRIOR TO JOINING BAYLOR, HE WAS PRESIDENT
                            OF HENDRICK MEDICAL CENTER IN ABILENE, TEXAS. MR. POWELL SERVES AS AN ACTIVE MEMBER OF
                            VOLUNTARY HOSPITALS OF AMERICA. HE IS A DIRECTOR OF COMERICA BANK-TEXAS, PHYSICIAN
                            RELIANCE NETWORK AND HEALTHWAY INTERACTIVE AND A FELLOW OF THE AMERICAN COLLEGE OF HEALTH
                            CARE EXECUTIVES. MR. POWELL IS A GRADUATE OF BAYLOR UNIVERSITY. HE RECEIVED A MASTER'S
                            DEGREE IN HOSPITAL ADMINISTRATION FROM THE UNIVERSITY OF CALIFORNIA.

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                            ADDISON BARRY RAND                  AGE 54                  DIRECTOR SINCE 1992
    [PHOTO]                 FORMER EXECUTIVE VICE PRESIDENT, XEROX CORPORATION, STAMFORD, CONNECTICUT (DOCUMENT
                            PROCESSING, INSURANCE AND FINANCIAL SERVICES COMPANY)
                            MR. RAND SERVED AS EXECUTIVE VICE PRESIDENT OF WORLDWIDE OPERATIONS, XEROX CORPORATION,
                            FROM 1992 THROUGH 1998. MR. RAND EARNED A BACHELOR'S DEGREE FROM AMERICAN UNIVERSITY AND
                            MASTER'S DEGREES IN BUSINESS ADMINISTRATION AND MANAGEMENT SCIENCES FROM STANFORD
                            UNIVERSITY. HE HAS ALSO BEEN AWARDED SEVERAL HONORARY DOCTORATE DEGREES. MR. RAND SERVES
                            AS A DIRECTOR OF AMERITECH CORPORATION AND HONEYWELL, INC. HE IS ALSO A MEMBER OF THE
                            BOARD OF DIRECTORS OF THE URBAN FAMILY INSTITUTE AND A MEMBER OF THE STANFORD UNIVERSITY
                            GRADUATE SCHOOL OF BUSINESS ADVISORY COUNCIL. IN 1993 HE WAS ELECTED TO THE NATIONAL
                            SALES/MARKETING HALL OF FAME.

                            W. ANN REYNOLDS, PH.D.                AGE 61                DIRECTOR SINCE 1980
    [PHOTO]                 PRESIDENT, THE UNIVERSITY OF ALABAMA AT BIRMINGHAM, BIRMINGHAM, ALABAMA
                            IN 1997, DR. REYNOLDS WAS APPOINTED PRESIDENT OF THE UNIVERSITY OF ALABAMA AT BIRMINGHAM.
                            FROM 1990 TO 1997, SHE SERVED AS CHANCELLOR OF THE CITY UNIVERSITY OF NEW YORK. PRIOR TO
                            THAT, DR. REYNOLDS SERVED AS CHANCELLOR OF THE CALIFORNIA STATE UNIVERSITY, CHIEF ACADEMIC
                            OFFICER OF OHIO STATE UNIVERSITY AND ASSOCIATE VICE CHANCELLOR FOR RESEARCH AND DEAN OF
                            THE GRADUATE COLLEGE OF THE UNIVERSITY OF ILLINOIS MEDICAL CENTER. SHE ALSO HELD
                            APPOINTMENTS AS PROFESSOR OF ANATOMY, RESEARCH PROFESSOR OF OBSTETRICS AND GYNECOLOGY, AND
                            ACTING ASSOCIATE DEAN FOR ACADEMIC AFFAIRS AT THE UNIVERSITY OF ILLINOIS COLLEGE OF
                            MEDICINE. DR. REYNOLDS IS A GRADUATE OF EMPORIA STATE UNIVERSITY (KANSAS) AND HOLDS M.S.
                            AND PH.D. DEGREES IN ZOOLOGY FROM THE UNIVERSITY OF IOWA. SHE IS ALSO A DIRECTOR OF HUMANA
                            INC., MAYTAG CORPORATION, AND OWENS CORNING.

                            ROY S. ROBERTS                    AGE 59                    DIRECTOR SINCE 1998
    [PHOTO]                 VICE PRESIDENT AND GROUP EXECUTIVE, NORTH AMERICAN VEHICLE SALES, SERVICE AND MARKETING,
                            GENERAL MOTORS CORPORATION, DETROIT, MICHIGAN (MANUFACTURER OF MOTOR VEHICLES)
                            MR. ROBERTS WAS ELECTED VICE PRESIDENT OF GENERAL MOTORS CORPORATION AND GROUP EXECUTIVE
                            NORTH AMERICAN VEHICLE SALES, SERVICE AND MARKETING IN OCTOBER 1998. HE WAS VICE PRESIDENT
                            OF GENERAL MOTORS CORPORATION AND GENERAL MANAGER OF THE PONTIAC-GMC DIVISION FROM
                            FEBRUARY 1996 TO OCTOBER 1998, AND GENERAL MANAGER OF THE GMC TRUCK DIVISION FROM OCTOBER
                            1992 TO FEBRUARY 1996. MR. ROBERTS FIRST JOINED GENERAL MOTORS CORPORATION IN 1977 AND
                            BECAME A CORPORATE OFFICER OF GENERAL MOTORS CORPORATION IN APRIL 1987. MR. ROBERTS EARNED
                            A BACHELOR'S DEGREE FROM WESTERN MICHIGAN UNIVERSITY. HE SERVES AS A DIRECTOR OF
                            BURLINGTON NORTHERN SANTA FE CORPORATION AND VOLVO HEAVY TRUCK CORPORATION; AS TRUSTEE
                            EMERITUS AT WESTERN MICHIGAN UNIVERSITY; ON THE NATIONAL BOARD OF DIRECTORS AND EXECUTIVE
                            COMMITTEE FOR THE BOY SCOUTS OF AMERICA; AND ON THE NATIONAL BOARD OF THE COLLEGE FUND/
                            UNCF.

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
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                            WILLIAM D. SMITHBURG                 AGE 60                 DIRECTOR SINCE 1982
    [PHOTO]                 RETIRED CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, THE QUAKER OATS COMPANY, CHICAGO,
                            ILLINOIS (WORLDWIDE FOOD MANUFACTURER AND MARKETER OF BEVERAGES AND GRAIN-BASED PRODUCTS)
                            MR. SMITHBURG RETIRED FROM QUAKER OATS IN OCTOBER 1997. MR. SMITHBURG JOINED QUAKER OATS
                            IN 1966 AND BECAME PRESIDENT AND CHIEF EXECUTIVE OFFICER IN 1981, AND CHAIRMAN AND CHIEF
                            EXECUTIVE OFFICER IN 1983 AND ALSO SERVED AS PRESIDENT FROM NOVEMBER 1990 TO JANUARY 1993
                            AND AGAIN FROM NOVEMBER 1995. MR. SMITHBURG WAS ELECTED TO THE QUAKER BOARD IN 1978 AND
                            SERVED ON ITS EXECUTIVE COMMITTEE UNTIL HE RETIRED. HE IS ALSO A DIRECTOR OF NORTHERN
                            TRUST CORPORATION, CORNING INCORPORATED, AND PRIME CAPITAL CORP. HE IS A MEMBER OF THE
                            BOARD OF TRUSTEES OF NORTHWESTERN UNIVERSITY. MR. SMITHBURG EARNED A B.S. DEGREE FROM
                            DEPAUL UNIVERSITY AND AN M.B.A. DEGREE FROM NORTHWESTERN UNIVERSITY.

                            JOHN R. WALTER                    AGE 52                    DIRECTOR SINCE 1990
    [PHOTO]                 RETIRED PRESIDENT AND CHIEF OPERATING OFFICER, AT&T CORPORATION, BASKING RIDGE, NEW JERSEY
                            (TELECOMMUNICATIONS COMPANY); AND FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER, R.R.
                            DONNELLEY & SONS COMPANY, CHICAGO, ILLINOIS (PRINTING COMPANY)
                            MR. WALTER SERVED AS PRESIDENT AND CHIEF OPERATING OFFICER OF AT&T CORPORATION FROM
                            OCTOBER 1996 UNTIL JULY 1997. PRIOR TO THAT TIME, HE WAS CHAIRMAN AND CHIEF EXECUTIVE
                            OFFICER OF R.R. DONNELLEY & SONS COMPANY, A PRINTING COMPANY, HAVING BEEN ELECTED TO THOSE
                            POSITIONS IN 1989. HE HOLDS A BACHELOR'S DEGREE FROM MIAMI UNIVERSITY OF OHIO. MR. WALTER
                            SERVES AS A DIRECTOR OF CELESTICA INC., DEERE & COMPANY, LASALLE PARTNERS AND PRIME
                            CAPITAL CORP. AND AS A TRUSTEE OF THE CHICAGO SYMPHONY ORCHESTRA AND NORTHWESTERN
                            UNIVERSITY.

                            WILLIAM L. WEISS                   AGE 69                   DIRECTOR SINCE 1984
    [PHOTO]                 CHAIRMAN EMERITUS, AMERITECH CORPORATION, CHICAGO, ILLINOIS (TELECOMMUNICATIONS COMPANY)
                            ON JANUARY 1, 1984, MR. WEISS BECAME CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF AMERITECH
                            CORPORATION AND SERVED IN THAT CAPACITY UNTIL JANUARY 1994 WHEN HE WAS NAMED CHAIRMAN OF
                            THE BOARD. HE HAS BEEN CHAIRMAN EMERITUS SINCE MAY 1994. PRIOR TO THAT, HE WAS CHAIRMAN
                            AND CHIEF EXECUTIVE OFFICER (1982-83) AND PRESIDENT AND CHIEF EXECUTIVE OFFICER (1981-82)
                            OF ILLINOIS BELL TELEPHONE COMPANY. PREVIOUSLY, HE WAS PRESIDENT OF INDIANA BELL TELEPHONE
                            COMPANY (1978-81) AND SERVED IN VARIOUS OTHER CAPACITIES WITH THE BELL SYSTEM. MR. WEISS
                            IS A DIRECTOR OF THE QUAKER OATS COMPANY, AND MERRILL LYNCH & CO., INC. HE IS ALSO A
                            TRUSTEE OF NORTHWESTERN UNIVERSITY, THE PENNSYLVANIA STATE UNIVERSITY, THE ORCHESTRAL
                            ASSOCIATION, AND THE MUSEUM OF SCIENCE AND INDUSTRY.

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
                            MILES D. WHITE                    AGE 43                    DIRECTOR SINCE 1998
    [PHOTO]                 CHIEF EXECUTIVE OFFICER, ABBOTT LABORATORIES
                            MR. WHITE JOINED ABBOTT IN 1984. HE WAS ELECTED VICE PRESIDENT, DIAGNOSTICS SYSTEMS
                            OPERATIONS IN 1993, SENIOR VICE PRESIDENT, DIAGNOSTICS OPERATIONS IN 1994, EXECUTIVE VICE
                            PRESIDENT ON FEBRUARY 13, 1998, AND CHIEF EXECUTIVE OFFICER ON JANUARY 1, 1999. MR. WHITE
                            RECEIVED BOTH HIS BACHELOR'S DEGREE IN MECHANICAL ENGINEERING AND M.B.A. DEGREE FROM
                            STANFORD UNIVERSITY. HE SERVES ON THE BOARD OF TRUSTEES OF THE HEALTHCARE LEADERSHIP
                            COUNCIL, AS A MEMBER OF THE POLICY COMMITTEE OF THE BUSINESS ROUNDTABLE AND AS A TRUSTEE
                            OF THE FIELD MUSEUM IN CHICAGO.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

Report of the Compensation Committee

The compensation committee of the board of directors is composed entirely of directors who have never been employees of the corporation. The committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs.

The foundation of the executive compensation program is based on principles designed to align compensation with the corporation's business strategy, values and management initiatives. The program:

    - Integrates compensation programs which link total shareholder return with both the corporation's annual and long-term strategic planning and measurement processes.

    - Supports a performance-oriented environment that rewards actual performance that is related to both goals and performance of the corporation as compared to that of industry performance levels.

    - Helps attract and retain key executives who are critical to the long-term success of the corporation.

The key components of the compensation program are base salary, annual incentive award, and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn above average rewards when merited by individual and corporate performance.

The marketplace is defined by comparing the corporation to a group of major corporations with similar characteristics, including industry and technology emphasis. These companies are included in the Standard and Poor's Healthcare Composite Index. A select group of non-healthcare companies chosen for size and performance comparability to the corporation is used as a secondary source of comparison.

Using compensation survey data from the comparison groups, a target for total compensation and each of its elements -- base, incentive, and equity-based compensation -- is established. The intent is to deliver total compensation that will be in the upper range of pay practices of peer companies when merited by the corporation's performance. To achieve this objective, a substantial portion of executive pay is delivered through performance-related variable compensation programs which are based upon achievement of the corporation's goals. Each year the committee reviews the elements of executive compensation to ensure that the total compensation program, and each of its elements, meets the overall objectives discussed above.

In 1998, total compensation was paid to executives based on individual performance and on the extent to which the business plans for their areas of responsibility were achieved or exceeded. On balance, performance goals were substantially met or exceeded and therefore compensation was paid accordingly.

Base compensation was determined by an assessment of each executive's performance, current salary in relation to the salary range designated for the job, experience, and potential for advancement as well as by the performance of the corporation. While many aspects of performance can be measured in financial terms, the committee also evaluated the success of the management team in areas of performance that cannot be measured by traditional accounting tools, including the development and execution of strategic plans, the development of management and employees, and the exercise of leadership within the industry and in the communities that Abbott serves. All of these factors were collectively taken into account by management and the compensation committee in determining the appropriate level of base compensation and annual increases.

The Abbott Management Incentive Plan (MIP) and Performance Incentive Plan (PIP) are designed to reward executives when the corporation achieves certain financial objectives and when each executive's area of responsibility meets its predetermined goals. These goals include financial elements such as consolidated net earnings, profitability, total sales, and earnings per share and non-financial elements such as the achievement of selected strategic goals and the successful development of human resources. Each year, individual incentive targets are established for MIP participants based on competitive survey data from the group of companies discussed above. As noted above, targets are set to deliver total compensation between the mid and upper range of competitive practice as warranted by corporate performance. For 1998, 40% of the Management Incentive Plan target award was earned for achievement of the corporation's earning per share goal. The remainder of the targeted incentive was earned based on the committee's overall assessment of each participant's achievement of the predetermined goals discussed above. Each year, individual base award allocations are established for PIP participants as a percentage of consolidated net earnings. For 1998, each PIP

--------------------------------------------------------------------------------
9
participant's final award allocation was based on the committee's overall assessment of each participant's achievement of the predetermined goals discussed above.

To motivate and reward its executives and managers and to directly align key employee and shareholder interests, the corporation has provided forms of equity participation for many years. Grants of stock options, replacement stock options, and restricted stock awards are important parts of this relationship. To ensure this objective is achieved, executives follow fixed stock ownership guidelines.

Targeted award ranges for stock options and restricted stock opportunities are determined taking into account competitive practice among the comparison companies noted above. Equity participation targets are set based on established salary ranges and level of performance. As noted above, the target ranges are established such that equity participation opportunities will be in the mid-to-upper range of pay practices of peer companies when merited by corporation and individual performance.

Actual individual awards are determined based on the established competitive target range and the committee's overall assessment of individual performance. The committee considers the amounts of options and restricted stock previously granted and the aggregate size of current awards in deciding to award additional options and restricted stock.

In 1998, the committee granted Mr. Burnham, the corporation's Chairman and Chief Executive Officer, a base salary increase of 4.0% which was consistent with the corporation's established merit increase program. As reflected in the corporation's financial statements, Abbott's performance in 1998 included 5.0% growth in sales, and 12.5% growth in earnings per share. In light of this performance and their overall assessment of his performance, the committee determined to grant Mr. Burnham a bonus, stock options and restricted stock. In recognition of successful completion of management succession ahead of schedule, Abbott will pay Mr. Burnham $2,205,000 in 1999, and he will act as a consultant during this year.

It is the committee's policy to establish and maintain compensation programs for executive officers which operate in the best interests of the corporation and its stockholders in achieving the corporation's long-term business objectives. To that end, the committee continues to assess the impact of the Omnibus Budget Reconciliation Act of 1993 on its executive compensation strategy and take action to assure that appropriate levels of deductibility are maintained.

COMPENSATION COMMITTEE

H. L. Fuller, chairman, B. Powell Jr., A. B. Rand, W. D. Smithburg and W. L. Weiss.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary Compensation Table

The following table summarizes compensation earned in 1998, 1997, and 1996 by the Chief Executive Officer and the five other most highly paid executive officers (the "named officers") in 1998.

                                              Annual Compensation          Long-term Compensation
                                       ---------------------------------  -------------------------
                                                                Other     Restricted    Securities
                                                                Annual       Stock      Underlying      All Other
Name and                                Salary                 Compen-     Award(s)      Options/        Compen-
Principal Position (1)           Year     ($)     Bonus ($)   sation ($)   ($)(2)(3)     SARs (#)     sation ($)(8)
-------------------------------------------------------------------------------------------------------------------
Duane L. Burnham                 1998  $913,077   $1,500,000  $ 819,205   $4,440,000(4)  650,000      $    35,692
Chairman of the Board                                                                   1,294,360(7)
and Director                     1997   877,769    1,175,000    593,916   2,335,000(5)   450,000           32,661
                                                                                         115,576(7)
                                 1996   846,923    1,055,000    518,747   1,310,625(6)   420,000           30,013
-------------------------------------------------------------------------------------------------------------------
Miles D. White                   1998   669,615    1,000,000     19,363    740,000(4)    350,000           26,019
Chief Executive Officer                                                                   57,774(7)
and Director                     1997   393,654      475,000     34,082   1,167,500(5)    80,000           16,659
                                                                                          37,342(7)
                                 1996   370,769      350,000      1,387          0       100,000           14,285
-------------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson                1998   653,900      850,000    346,252          0       320,000           26,322
Retired President and                                                                    343,368(7)
Chief Operating Officer          1997   628,631      850,000    209,422   1,751,250(5)   320,000           24,089
                                                                                          70,244(7)
                                 1996   606,554      755,000    148,555    733,950(6)    264,000           22,179
-------------------------------------------------------------------------------------------------------------------
Robert L. Parkinson Jr.          1998   598,461      700,000     27,412    740,000(4)    320,000           23,811
President, Chief Operating                                                               167,098(7)
Officer and Director             1997   393,654      475,000     18,868   1,167,500(5)    80,000           14,910
                                                                                         107,446(7)
                                 1996   372,500      395,000     18,494          0       100,000           13,453
-------------------------------------------------------------------------------------------------------------------
Gary P. Coughlan                 1998   463,846      465,000    258,909          0        80,000           17,700
Senior Vice President,                                                                   275,439(7)
Finance and Chief                1997   445,385      450,000    191,025   1,167,500(5)    80,000           16,177
Financial Officer                                                                        137,636(7)
                                 1996   430,384      430,000    137,999          0       100,000           14,863
-------------------------------------------------------------------------------------------------------------------
Joy A. Amundson                  1998   382,692      360,000     50,169    740,000(4)     80,000           14,959
Senior Vice President,                                                                    42,853(7)
Ross Products                    1997   291,538      300,000     56,678   1,167,500(5)    80,000           10,848
                                                                                          67,944(7)
                                 1996   267,308      245,000      2,967          0       100,000            9,473
-------------------------------------------------------------------------------------------------------------------

TABLE FOOTNOTES

(1) The titles reflected in this table are effective as of January 1, 1999. D. L. Burnham retired from the role of Chief Executive Officer at the end of 1998 and T. R. Hodgson retired as President and Chief Operating Officer on December 30, 1998. During 1998, M. D. White and R. L. Parkinson Jr. served as Executive Vice Presidents.

(2) Where necessary, the share balances shown in this table and its footnotes have been adjusted to reflect the May 1998 stock split.

(3) The number and value of restricted shares held, respectively, as of December 31, 1998, were as follows: D. L. Burnham - 220,000 / $10,780,000; M. D. White - 68,000 / $3,332,000; T. R. Hodgson -
    71,200 / $3,488,800; R. L. Parkinson Jr. - 70,000 / $3,430,000; G. P.
    Coughlan - 40,000 / $1,960,000; and J. A. Amundson - 60,000 / $2,940,000.
    The officers receive all dividends paid on these shares.

(4) The number of shares covered by these awards are 120,000 for D. L. Burnham; 20,000 for M. D. White; 20,000 for R. L. Parkinson Jr.; and 20,000 for J. A. Amundson. D. L. Burnham's shares vested on January 4, 1999. The other shares covered by these awards vest on February 13, 2003.

(5) The number of shares covered by these awards are 80,000 for D. L. Burnham; 40,000 for M. D. White; 60,000 for T. R. Hodgson; 40,000 for R. L. Parkinson Jr.; 40,000 for G. P. Coughlan; and 40,000 for J.
    A. Amundson. T. R. Hodgson's shares vested on January 31, 1999. D. L. Burnham's shares will vest on April 23, 1999. The other shares covered by this award vest on February 14, 2002.

(6) The number of shares covered by these awards are 60,000 for D. L. Burnham and 33,600 for T. R. Hodgson. These awards vested in three equal installments on January 2, 1997, January 2, 1998 and on January 4, 1999.

(7) These options are replacement stock options. They are described in the table captioned "Option/SAR Grants in Last Fiscal Year" on page 12.

(8) Employer contributions made to the Stock
    Retirement Plan and made or accrued with respect to the 401(k) Supplemental Plan.

--------------------------------------------------------------------------------
11

--------------------------------------------------------------------------------

Stock Options

The following tables summarize the named officers' stock option activity during 1998.

                     Option/SAR Grants in Last Fiscal Year

                                       Individual Grants
------------------------------------------------------------------------------------------------    Potential Realizable Value at
                                                       % of Total                                   Assumed Annual Rates of Stock
                                                     Options/ SARs                                  Price Appreciation for Option
                            Number of Securities       Granted to       Exercise or                           Term (4):
                            Underlying Options/       Employees in      Base Price    Expiration  ---------------------------------
Name                        SARs Granted (#)(1)       Fiscal Year         ($/Sh.)        Date              5% ($)           10% ($)
-----------------------------------------------------------------------------------------------------------------------------------
Duane L. Burnham                   650,000(2)(3)           3.6%            $37.00      02/12/08       $15,124,916       $38,329,506

  Replacement Options:             123,132                 0.7%             35.18      04/11/01           732,943         1,549,133
                                   159,554                 0.9%             35.18      04/09/02         1,277,888         2,769,407
                                   192,568                 1.1%             35.18      04/15/03         1,958,143         4,354,135
                                    58,444                 0.3%             35.18      09/09/03           646,775         1,453,923
                                   255,970                 1.4%             35.18      04/28/04         3,243,584         7,426,514
                                   195,470                 1.1%             35.18      04/27/05         2,944,623         6,925,999
                                    86,295                 0.5%             43.72      04/27/05         1,409,517         3,245,148
                                   100,818                 0.6%             43.72      02/08/06         1,887,435         4,439,405
                                   122,109                 0.7%             43.72      02/13/07         2,667,260         6,448,483
-----------------------------------------------------------------------------------------------------------------------------------
Miles D. White                     200,000(3)              1.1%             37.00      02/12/08         4,653,820        11,793,694
                                   150,000(3)              0.8%             43.16      09/14/08         4,071,464        10,317,889

  Replacement Options:               9,191                 0.1%             42.16      04/09/02            76,779           164,363
                                    48,583                 0.3%             42.16      04/27/05           792,674         1,834,360
-----------------------------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson                  320,000(3)              1.8%             37.00      02/12/08         7,446,112        18,869,911

  Replacement Options:             129,488                 0.7%             35.72      04/27/05         1,948,049         4,568,380
                                    68,882                 0.4%             35.72      02/08/06         1,174,762         2,813,760
                                    58,972                 0.3%             38.76      04/27/05           915,216         2,128,041
                                    86,026                 0.5%             44.64      02/13/07         1,946,999         4,720,883
-----------------------------------------------------------------------------------------------------------------------------------
Robert L. Parkinson Jr.            200,000(3)              1.1%             37.00      02/12/08         4,653,820        11,793,694
                                   120,000(3)              0.7%             43.16      09/14/08         3,257,171         8,254,311

  Replacement Options:              39,986                 0.2%             43.14      04/27/05           656,013         1,514,296
                                    48,266                 0.3%             43.14      02/08/06           906,260         2,137,719
                                    21,847                 0.1%             43.14      02/13/07           477,841         1,158,621
                                     6,974                 0.0%             43.14      04/11/01            40,789            85,023
                                    50,025                 0.3%             43.14      04/09/02           415,114           886,668
-----------------------------------------------------------------------------------------------------------------------------------
Gary P. Coughlan                    80,000(3)              0.4%             37.00      02/12/08         1,861,528         4,717,478

  Replacement Options:              28,036                 0.2%             38.43      04/09/02           238,740           515,807
                                     7,898                 0.0%             37.05      04/09/02            61,368           131,911
                                    51,364                 0.3%             37.05      04/27/05           761,976         1,771,730
                                    51,366                 0.3%             37.05      02/08/06           868,482         2,065,117
                                    23,504                 0.1%             37.05      02/13/07           460,810         1,126,532
                                    17,457                 0.1%             47.94      05/03/00            55,025           111,306
                                     9,906                 0.1%             47.94      06/07/00            33,717            68,385
                                    28,105                 0.2%             47.94      04/11/01           160,386           331,853
                                    57,803                 0.3%             47.94      04/09/02           484,909         1,027,875
-----------------------------------------------------------------------------------------------------------------------------------
Joy A. Amundson                     80,000(3)              0.4%             37.00      02/12/08         1,861,528         4,717,478

  Replacement Options:              40,209                 0.2%             43.14      04/27/05           659,672         1,522,741
                                     2,644                 0.0%             43.14      02/08/06            49,645           117,104
-----------------------------------------------------------------------------------------------------------------------------------
Gain for all Shareholders at Assumed Rates for Appreciation (5):                                  $46,718,765,076  $118,394,523,367
---------------------------------------------------------------------------------------------------------------------------------

TABLE FOOTNOTES

(1) These options contain a replacement option feature.
    When the option's exercise price is paid (or, in the case of a non-qualified stock option, when the option's exercise price or the withholding taxes resulting on exercise of that option are paid) with shares of Abbott's common stock, a replacement option is granted for the number of shares used to make that payment. The replacement option has an exercise price equal to the market value of Abbott's common stock on the date the replacement option is granted and a term expiring on the expiration date of the original option.

--------------------------------------------------------------------------------

(2) Limited stock appreciation rights have been granted in tandem with these options. These rights are exercisable only for 60 days following a change in control of Abbott. Upon exercise, the optionee must surrender the related option and will receive a payment, in cash, in an amount equal to the difference between the option's price and the fair market value of the shares subject to the option.

(3) One-third of the shares covered by these options are exercisable after one year; two-thirds after two years; and all after three years.

(4) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of the stock price.

(5) Amounts were determined using total shares outstanding at December 31, 1998 of 1,516,063,494 and a December 31, 1998 closing market price of $49.00 per share.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-end Option/SAR Values

                                                                       Number of securities           Value of Unexercised
                                                                      underlying unexercised              in-the-money
                                Shares acquired                          options/SARs at                 options/SARs at
                                  on exercise         Value            fiscal year end (#)             fiscal year end ($)
Name                                (#)(1)        Realized ($)      Exercisable/ unexercisable      Exercisable/unexercisable
------------------------------------------------------------------------------------------------------------------------------
Duane L. Burnham                 1,892,068        $38,322,467            1,100,714 / 1,399,222     $  15,780,335 / $19,395,391
------------------------------------------------------------------------------------------------------------------------------
Miles D. White                     113,398          2,938,659               148,944 /  494,438         3,562,014 /   5,709,926
------------------------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson                  454,668          7,358,274             1,074,596 /  707,358        30,882,490 /  10,940,940
------------------------------------------------------------------------------------------------------------------------------
Robert L. Parkinson Jr.            215,582          3,737,059                83,024 /  573,762         2,002,708 /   6,131,144
------------------------------------------------------------------------------------------------------------------------------
Gary P. Coughlan                   373,726          6,260,134               172,384 /  279,935         2,226,818 /   3,085,292
------------------------------------------------------------------------------------------------------------------------------
Joy A. Amundson                     90,806          2,375,454               181,856 /  209,517         4,104,622 /   3,205,337
------------------------------------------------------------------------------------------------------------------------------

TABLE FOOTNOTES

(1) Balances adjusted to reflect the May 1998 stock split.

--------------------------------------------------------------------------------
13

--------------------------------------------------------------------------------

Pension and Retirement Arrangements

Abbott and certain subsidiaries maintain a defined benefit pension plan known as the Abbott Laboratories Annuity Retirement Plan covering most employees in the United States, age 21 or older. Pension benefits are generally based on service and eligible earnings for the 60 consecutive months within the final 120 months of employment for which eligible earnings were highest. Pension benefits are partially offset for Social Security benefits.

The following table shows the estimated annual benefits payable to employees upon normal retirement. The amounts shown are computed on a straight life annuity basis without giving effect to Social Security offsets and include supplemental benefits under a nonqualified supplemental pension plan.

                               Pension Plan Table

                                 Years of Service
-------------  -----------------------------------------------------
Remuneration      15         20         25         30         35
-------------  -----------------------------------------------------
$    900,000   $ 303,750  $ 405,000  $ 472,500  $ 499,500  $ 499,500
   1,100,000     371,250    495,000    577,500    610,500    610,500
   1,300,000     438,750    585,000    682,500    721,500    721,500
   1,500,000     506,250    675,000    787,500    832,500    832,500
   1,700,000     573,750    765,000    892,500    943,500    943,500
   1,900,000     641,250    855,000    997,500  1,054,500  1,054,500
   2,100,000     708,750    945,000  1,102,500  1,165,500  1,165,500
   2,300,000     776,250  1,035,000  1,207,500  1,276,500  1,276,500
   2,500,000     843,750  1,125,000  1,312,500  1,387,500  1,387,500
   2,700,000     911,250  1,215,000  1,417,500  1,498,500  1,498,500
   2,900,000     978,750  1,305,000  1,522,500  1,609,500  1,609,500
   3,100,000   1,046,250  1,395,000  1,627,500  1,720,500  1,720,500
   3,300,000   1,113,750  1,485,000  1,732,500  1,831,500  1,831,500
   3,500,000   1,181,250  1,575,000  1,837,500  1,942,500  1,942,500
   3,700,000   1,248,750  1,665,000  1,942,500  2,053,500  2,053,500
   3,900,000   1,316,250  1,755,000  2,047,500  2,164,500  2,164,500
   4,100,000   1,383,750  1,845,000  2,152,500  2,275,500  2,275,500
-------------  -----------------------------------------------------

The table above covers the aggregate pension accrued under both the Annuity Retirement Plan and the supplemental pension plan. The compensation considered in determining the pensions payable to the named officers is the compensation shown in the "Salary" and "Bonus" columns of the Summary Compensation Table on page 11 and, for D. L. Burnham and T. R. Hodgson, the restricted stock awards vesting during the year and on January 4, 1999: $5,313,750 for D. L. Burnham and $489,300 for T. R. Hodgson. Pensions accrued under the Annuity Retirement Plan are funded through the Abbott Laboratories Annuity Retirement Trust, established on behalf of all participants in that plan. Pensions accrued under the nonqualified supplemental pension plan with present values exceeding $100,000 are funded through individual trusts established on behalf of the officers who participate in that plan. In addition, Abbott has agreed to make an additional payment into D. L. Burnham's trust during 1999 to fund an additional monthly pension benefit of $6,238.08. During 1998 (and 1999 for D. L. Burnham), the following amounts, less applicable tax withholdings, were deposited in such individual trusts established on behalf of the named officers: D. L. Burnham, $8,028,711; M. D. White, $155,204; T. R. Hodgson, $895,476; R. L. Parkinson Jr.,
$179,864; G. P. Coughlan, $133,201; and J. A. Amundson, $94,886. As of December 31, 1998, the years of service credited under the Plan for the named officers were as follows: D. L. Burnham, - 16; M. D. White, - 14; T. R. Hodgson, - 26; R.
L. Parkinson Jr., - 22; G. P. Coughlan, - 8; and J. A. Amundson, - 15. In 1998, Abbott and D. L. Burnham established the consulting arrangement described in the Compensation Committee Report on page 10.

--------------------------------------------------------------------------------

Compensation of Directors

Abbott employees are not compensated for serving on the board or board committees. Non-employee directors are compensated under the Abbott Laboratories Non-Employee Directors' Fee Plan in the amounts of $4,167 for each month of service as director and $667 for each month of service as a chairman of a board committee ($1,600 for each month of service as chairman of the executive committee). Effective with the 1999 Annual Meeting, non-employee directors will be compensated $5,000 for each month of service as director.

--------------------------------------------------------------------------------

Fees earned under this Plan are paid in cash to the director, paid in the form of non-qualified stock options, or deferred (as a non-funded obligation of Abbott or paid into a grantor trust established by the director) until payments commence (generally at age 65 or upon retirement from the board of directors). If the fees are deferred, the director may elect to have the fees credited to a stock equivalent account under which the fees accrue the same return they would have earned if invested in Abbott common shares. Interest is accrued annually on deferred fees not credited to a stock equivalent account.

If a non-employee director elects to receive any or all of his or her directors' fees in the form of non-qualified stock options, the fees covered by that election are converted into stock options based upon an independent appraisal of the value of the options. These options are granted annually, on the date of the annual shareholder meeting. The options have a purchase price equal to the fair market value of the shares covered by the option on the grant date. An option may be exercised during the ten year period following its grant and provides for the automatic grant of a replacement stock option if all or any portion of its exercise price is paid by delivery of Abbott common shares. The replacement stock option covers the number of shares surrendered to pay that exercise price, has an exercise price equal to the fair market value of such shares on the date the replacement stock option is granted, and expires on the expiration date of the original stock option.

Under the Abbott Laboratories 1996 Incentive Stock Program, each non-employee director who is elected to the board of directors at the annual shareholder meeting receives a restricted stock award with a fair market value on the date of the award closest to, but not exceeding, $47,000 for 1998 and $52,000 for 1999. In 1998, this was 650 shares (before giving effect to a two-for-one stock split effective in May 1998). The non-employee directors are entitled to vote these shares and receive all dividends paid on the shares. The shares are nontransferable prior to termination, retirement from the board, death, or a change in control of Abbott.

In 1998, K. F. Austen, a non-employee director, performed services for Abbott pursuant to a consulting agreement in the areas of research and development, new technology, and immunopharmacology. The consulting agreement, which expires on March 31, 1999, provides that the fees he earns under the agreement may be deferred in the same manner as fees earned under the Abbott Laboratories Non-Employee Directors' Fee Plan. In 1998, Dr. Austen received $50,000 for his consulting services.

--------------------------------------------------------------------------------

Performance Graph

The following graph compares the change in Abbott's cumulative total shareholder return on its common shares with the Standard and Poor's-Registered Trademark-500 Stock Index and the Standard and Poor's-Registered Trademark- Healthcare Composite Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                ABBOTT LABORATORIES             S&P HEALTHCARE COMPOSITE         S&P 500
Dec93                             100.00                                100.00      100.00
Dec94                             112.94                                113.12      101.32
Dec95                             147.18                                178.55      139.40
Dec96                             183.25                                215.61      171.40
Dec97                             240.65                                309.86      228.59
Dec98                             365.38                                446.87      293.91

--------------------------------------------------------------------------------
15

--------------------------------------------------------------------------------

Security Ownership of Executive Officers and Directors

The table below reflects the numbers of common shares beneficially owned by the directors, director nominee, named officers, and all directors and executive officers of Abbott as a group as of January 31, 1999. It also reflects the number of equivalent stock units held by non-employee directors under the Abbott Laboratories Non-Employee Directors' Fee Plan and by K. F. Austen under the consulting agreement which are described on page 15.

---------------------------------------------------------------------
                                   Shares Beneficially
                                    Owned, Excluding       Equivalent
Name                                 Options (1)(2)       Stock Units
---------------------------------------------------------------------

Joy A. Amundson                          183,920                   0
---------------------------------------------------------------------
K. Frank Austen, M.D.                     23,794              16,878
---------------------------------------------------------------------
Duane L. Burnham                       1,060,728                   0
---------------------------------------------------------------------
Gary P. Coughlan                         273,023                   0
---------------------------------------------------------------------
H. Laurance Fuller                        31,930              37,613
---------------------------------------------------------------------
Thomas R. Hodgson                      1,306,537                   0
---------------------------------------------------------------------
David A. Jones                           297,922              97,587
---------------------------------------------------------------------
Jeffrey M. Leiden, M.D., Ph.D.             1,000                   0
---------------------------------------------------------------------
The Lord Owen CH                           5,196               4,815
---------------------------------------------------------------------
Robert L. Parkinson Jr.                  290,636                   0
---------------------------------------------------------------------
Boone Powell Jr.                          25,294              55,674
---------------------------------------------------------------------
Addison Barry Rand                        12,439                   0
---------------------------------------------------------------


---------------------------------------------------------------------
                                   Shares Beneficially
                                    Owned, Excluding       Equivalent
Name                                 Options (1)(2)       Stock Units
---------------------------------------------------------------------

W. Ann Reynolds, Ph.D.                    26,814              58,610
---------------------------------------------------------------------
Roy S. Roberts                             3,300                   0
---------------------------------------------------------------------
William D. Smithburg                      42,924              86,756
---------------------------------------------------------------------
John R. Walter                            19,384              24,428
---------------------------------------------------------------------
William L. Weiss                          49,394              18,174
---------------------------------------------------------------------
Miles D. White                           177,980                   0
---------------------------------------------------------------------
All directors, director
nominee, and executive officers
as a group (3)(4)                      5,949,954             400,535
---------------------------------------------------------------

TABLE FOOTNOTES

(1) The table excludes unexercised option shares which are exercisable within 60 days after January 31, 1999 as follows: J. A. Amundson, 311,375; D. L. Burnham, 1,132,128; G. P. Coughlan, 259,050; H. L.
    Fuller, 14,456; T. R. Hodgson, 714,946; R. L. Parkinson Jr., 376,788; W. A.
    Reynolds, 15,140; R. S. Roberts, 4,152; W. D. Smithburg, 13,740; J. R. Walter, 13,740; W. L. Weiss, 13,530; M. D. White, 333,384; and all directors and executive officers as a group, 5,650,205.

(2) The table includes the shares held in the named officers' accounts in the Abbott Laboratories Stock Retirement Trust as follows: J. A. Amundson, 11,736; D. L. Burnham, 12,043; G. P. Coughlan, 9,566; T. R. Hodgson, 56,617; R. L. Parkinson Jr., 25,242; M. D. White,
    10,280; all executive officers as a group, 406,920. Each officer has shared voting power and sole investment power with respect to the shares held in his or her account.

(3) G. P. Coughlan is a fiduciary of several employee benefit trusts maintained by Abbott. As such, he has shared voting and/or investment power with respect to the common shares held by those trusts. The table does not include the shares held by the trusts. As of January 31, 1999, these trusts owned a total of 109,715,077 (7.2%) of the outstanding shares of Abbott.

(4) Excluding G. P. Coughlan's shared voting and/or investment power over the shares held by the trusts described in footnote 3, the directors and executive officers as a group together own beneficially less than one percent of the outstanding shares of Abbott.

--------------------------------------------------------------------------------

--------------------------------------------------

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (ITEM 2 ON PROXY CARD)

Abbott's bylaws provide that, upon the recommendation of the audit committee, the board of directors shall appoint annually a firm of independent public accountants to serve as auditors and that such appointment shall be submitted for ratification by the shareholders at the Annual Meeting. The board has appointed Arthur Andersen LLP to act as auditors for the current year. This firm has served as Abbott's auditors since 1963. The board of directors recommends a vote FOR ratification of the selection of Arthur Andersen LLP as independent public accountants for 1999.

Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

--------------------------------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Three reports for M. D. White covering a sale of Abbott common shares, his becoming co-trustee of a trust upon the death of his father, and a subsequent sale of shares by the trust were filed late.

--------------------------------------------------

SHAREHOLDER PROPOSALS

Two shareholder proposals have been received. Abbott is advised that the proposals will be presented for action at the Annual Meeting. The proposed resolutions and the statements made in support thereof are presented below. The names and addresses of the shareholders submitting the proposals will be furnished by Abbott to any person requesting such information. The board of directors recommends that you vote AGAINST both proposals.

--------------------------------------------------

SHAREHOLDER PROPOSAL ON THE ENDORSEMENT OF THE CERES PRINCIPLES (ITEM 3 ON PROXY
CARD)

WHEREAS: All leaders of industry in the United States now acknowledge their obligation to pursue superior environmental performance and to disclose information about that performance to their investors and other stakeholders.

The integrity, utility, and comparability of environmental disclosure depends on the creation of environmental reports that employ a common format, use credible metrics, and follow a set of a generally accepted environmental disclosure standards.

The Coalition for Environmentally Responsible Economies (CERES), a ten year old partnership among some of the largest investors, environmental groups, and corporations in the country, has established what we believe is the most thorough and well-respected environmental disclosure form in the United States.

CERES has also gathered leading international organizations, including the United Nations Environment Programme, into a collaborative Global Reporting Initiative to guide and accelerate the worldwide trend toward standardized environmental reporting.

The CERES Principles and the CERES Report have already been adopted by leading firms in highly diverse industries such as Bank America, Baxter International, Bethlehem Steel, Coca-Cola, General Motors, Interface, ITT Industries, Pennsylvania Power and Light, Polaroid, and Sun Company.

We believe endorsing the CERES Principles commits a company to the prudent oversight of its financial and physical resources through: 1) protection of the biosphere; 2) sustainable use of natural resources; 3) waste reduction; 4) energy conservation; 5) risk reduction; 6) safe products/services; 7) environmental restoration; 8) informing the public; 9) management commitment;
10) audits and reports. (The full text of the CERES Principles and accompanying CERES Report form are obtainable from CERES, 11 Arlington Street, Boston Massachusetts 02116, (617) 247-0700 or at www.ceres.org).

RESOLVED: Shareholders request that the company endorse the CERES Principles as a reasonable and beneficial component of their corporate commitment to be publicly accountable for environmental performance.

--------------------------------------------------

PROPONENT'S STATEMENT IN SUPPORT OF SHAREHOLDER PROPOSAL ON THE ENDORSEMENT OF THE CERES PRINCIPLES

Recent studies show that the integration of environmental commitment into business operations provide competitive advantage and improve long-term financial performance for companies. In addition, the depth of a firm's environmental commitment and the quality with which it manages its environmental performance provide us with indicators of the foresight of its management.

Given investors' needs for credible information about a firm's environmental performance, and given the large number of companies that have already endorsed the CERES Principles and adopted its report format,

--------------------------------------------------------------------------------
17
endorsement of the CERES Principles is a reasonable, widely accepted step for any company wishing to demonstrate its seriousness about superior environmental performance.

The goal of the CERES Principles is continuous improvement in corporate environmental performance, coupled with public accountability. One cannot measure improvement without having data over time. Standardizing that data enables investors to assess environmental progress within and across industries. By endorsing the CERES Principles, a company agrees to a single consistent standard for environmental reporting. An endorsing company works with CERES and other endorsing companies in setting that reporting standard.

Your vote FOR this resolution serves the best interests of our Company and its shareholders.

--------------------------------------------------

BOARD OF DIRECTORS STATEMENT IN OPPOSITION TO SHAREHOLDER PROPOSAL ON THE CERES PRINCIPLES (ITEM 3 ON PROXY CARD)

Your board of directors opposes the shareholder proposal and recommends that you vote AGAINST the proposal.

Abbott is committed to operating its businesses in an environmentally responsible manner. Abbott considers environmental responsibility a priority that helps protect our planet for future generations. Abbott's environmental commitment also supports its business objectives and enhances the corporation's long-term financial growth. To this end, Abbott's written environmental policy commits the corporation to accountability for its environmental performance. The policy requires that all Abbott employees and operations throughout the world comply with applicable environmental laws and regulations. The policy describes the corporation's commitment to implement environmental management practices and programs which help to protect human health and the environment, including continuing efforts to reduce or eliminate waste and the release of pollutants into the environment, to conserve resources, to reuse and recycle materials where feasible at every stage of the product life cycle, and to reduce, eliminate or change the use of materials or practices as appropriate which may adversely affect human health and the environment. The policy also promotes environmental training and education of employees. The corporation's compliance with its environmental policy substantially implements the objectives of the CERES Principles.

Abbott has developed this policy because it represents a sound use of the corporation's resources and is part of the corporation's commitment to being a responsible member of the communities in which we operate. The corporation is committed to continuous improvement in this area.

The corporation files hundreds of environmental reports with federal, state, and local government agencies. In addition, Abbott prepares its own report which focuses on environmental performance and is available both in print and on the company's web site (www.abbott.com). Imposing another layer of standards and reports that would be required as a CERES signatory is duplicative and will unnecessarily increase costs.

For these reasons, the board of directors recommends you to vote AGAINST the proposal.

--------------------------------------------------

SHAREHOLDER PROPOSAL ON THE PHASE-OUT PRODUCTION OF PVC MEDICAL PRODUCTS (ITEM 4 ON PROXY CARD)

Whereas: Polyvinyl chloride (PVC) plastic, the primary component in 25 percent of all medical products including IV and blood bags, dialysis tubing, surgical gloves and sterile packaging, creates dioxin during PVC production process;

PVC also produces dioxin when burned in a medical or solid waste incinerator;

Dioxin is a known human carcinogen and has been linked to a host of other human health effects, including endocrine (hormone system) disruption, reproductive abnormalities, altered glucose tolerance, testicular atrophy, neurological problems, infertility, and other effects in both animals and humans;

The EPA has determined that the U.S. population already has dioxin levels in their bodies at or near the levels which have caused adverse effects in laboratory animals;

Large quantities of chemicals called "phthalates" are used to manufacture flexible PVC medical products; as a result, a significant percentage of any flexible PVC product may be comprised of diethylhexyl-phthalate (DEHP), a plasticizer that is a probable human carcinogen, reproductive toxicant and possible hormone disrupter. DEHP is also toxic to the heart and the kidneys;

DEHP has been found to leach out of medical devices and into the fluids they are carrying, thus putting at risk for DEHP exposure vulnerable populations, such as premature infants, dialysis patients, and people with AIDS;

The leaching of DEHP into patients has been linked to adverse health impacts in premature infants;

--------------------------------------------------------------------------------

All patients deserve to receive medical treatment using products and technology which present the least risk to their health;

Abbott Laboratories shareholders voted not to endorse the CERES Principles, but affirmed that the company's "current environmental policy reflects a strong commitment to environmental responsibility";

Abbott has "committed more than $1.3 billion to research and development, resulting in new products and new indications for existing products";

Therefore, be it resolved that the shareholders request the Board of Directors of Abbott Laboratories to adopt a policy of phasing out the production of PVC-containing or phthalate-containing medical supplies.

--------------------------------------------------

PROPONENT'S STATEMENT IN SUPPORT OF SHAREHOLDER PROPOSAL ON THE PHASE-OUT PRODUCTION OF PVC MEDICAL PRODUCTS

Establishing as a priority the development and marketing of blood bags and tubing made from resins that do not contain phthalate plasticizers would provide safer patient care in the applications which currently expose patients to the greatest health risks.

As a primary supplier of PVC medical devices used in health care, Abbott Laboratories' marketing of any non-PVC products already developed would be demonstration of a commitment to risk-reduction and safe products. Utilizing packaging materials which do not contain phthalates, where such alternatives are available, would be another demonstration of this commitment.

Allocation of sufficient funding for the research and development on non-PVC alternative polymers, for which non-vinyl options do not currently exist, and the commercial production of non-PVC medical products would be an important contribution to the health and safety of all peoples.

Please vote your proxy for these concerns.

--------------------------------------------------

BOARD OF DIRECTORS STATEMENT IN OPPOSITION TO SHAREHOLDER PROPOSAL "PHASE-OUT PRODUCTION OF PVC MEDICAL PRODUCTS"
(ITEM 4 ON PROXY CARD)

Your board of directors opposes the shareholder proposal and recommends that you vote AGAINST the proposal.

As a supplier of health care products and services and a company whose mission is to improve lives, Abbott is committed to the safety of its products and to environmental stewardship. To assure safe products, Abbott stays abreast of developments regarding materials used in its products and relies on scientific data generated by government agencies and other credible sources to determine the safety of these materials.

PVC has been used safely in a variety of medical products for more than 25 years and during that time it has been widely studied. Numerous scientific studies by organizations such as the World Health Organization (WHO), the U.S. Environmental Protection Agency (EPA), and the U.S. Office of Science and Technology of the Center for Devices and Radiological Health demonstrate that PVC- and DEHP-containing medical products are safe. Abbott uses PVC for medical products because it is compatible with the medications used with it; its flexibility, clarity and sterilizability make it easy to use in a health care setting; and it is cost effective.

For these reasons, the board of directors recommends you vote AGAINST the proposal.

--------------------------------------------------

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING PROXY STATEMENT

Shareholder proposals for presentation at the 2000 Annual Meeting must be received by Abbott no later than November 9, 1999 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2000 meeting.

--------------------------------------------------

PROCEDURE FOR RECOMMENDATION AND NOMINATION OF DIRECTORS AND TRANSACTION OF BUSINESS AT ANNUAL MEETINGS

A shareholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the chairman of the nominations and board affairs committee or the secretary of Abbott. Recommendations should be accompanied by a statement of qualifications and confirmation of the person's willingness to serve.

A shareholder may directly nominate persons for director only by complying with the following procedure: the shareholder must submit the names of such persons in writing to the secretary of Abbott not earlier than the October 1 nor later than the first business day of January prior to the date of the Annual Meeting. The nominations must be accompanied by a statement setting forth the name, age, business address, residence address, principal occupation, qualifications, and number of shares of Abbott owned by the nominee and the name, record address, and number of shares of Abbott owned by the shareholder making the nomination.

--------------------------------------------------------------------------------
19

A shareholder may properly bring business before the Annual Meeting of Shareholders only by complying with the following procedure: the shareholder must submit to the secretary of Abbott, not earlier than the October 1 nor later than the first business day of January prior to the date of the Annual Meeting, a written statement describing the business to be discussed, the reasons for conducting such business at the Annual Meeting, the name, record address, and number of shares of Abbott owned by the shareholder making the submission, and a description of any material interest of the shareholder in such business.

--------------------------------------------------------------------------------

GENERAL

It is important that proxies be returned promptly. Shareholders are urged, regardless of the number of shares owned, to vote their shares. Most of Abbott's shareholders may vote their shares by telephone or using the internet. Shareholders who wish to vote by mail should sign and return their proxy card in the enclosed business reply envelope. Shareholders who vote by telephone or using the internet do not need to return their proxy card.

The Annual Meeting will be held at Abbott's headquarters, 100 Abbott Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. Admission to the meeting will be by admission card only. A shareholder planning to attend the meeting should promptly complete and return the reservation form to assure timely receipt of an admission card.

                                         By order of the board of directors.

                                         JOSE M. DE LASA
                                         SECRETARY

--------------------------------------------------------------------------------

   [LOGO]
ABBOTT LABORATORIES
100 ABBOTT PARK ROAD
ABBOTT PARK, ILLINOIS 60064-6400 U.S.A.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
AND PROXY STATEMENT

MEETING DATE
APRIL 23, 1999
 YOUR VOTE IS IMPORTANT!
 Please sign and promptly return your proxy in the enclosed envelope or vote your shares by telephone or using the internet.

  RESERVATION FORM FOR ANNUAL MEETING
  I am a shareholder of Abbott Laboratories and plan to attend the Annual Meeting to be held at Abbott's headquarters, 100 Abbott Park
  Road, located at the intersection of Route
  137 and Waukegan Road, Lake County, Illinois at 9:00 a.m. on Friday, April 23, 1999.
  Please send me an admission card.
  Name _________________________________________________________________________
                                   Please Print
  Address ______________________________________________________________________
  City __________________________ State ____ Zip Code __________________________
  Area code and phone number ___________________________________________________
     IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE RESERVATION FORM DIRECTLY TO ABBOTT LABORATORIES, ANNUAL MEETING TICKET REQUESTS, D-32L AP6D, 100 ABBOTT PARK ROAD, ABBOTT PARK, ILLINOIS 60064-6049.
     TO AVOID A DELAY IN THE RECEIPT OF YOUR ADMISSION CARD, DO NOT RETURN THIS FORM WITH YOUR PROXY CARD OR MAIL IT IN THE ENCLOSED BUSINESS ENVELOPE.

                                     PROXY


                              ABBOTT LABORATORIES


                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     The undersigned, revoking previous proxies, acknowledges receipt of the Notice and Proxy Statement dated March 9, 1999, in connection with the Annual Meeting of Shareholders of Abbott Laboratories to be held at 9:00 a.m. on April 23, 1999, at the corporation's headquarters, and hereby appoints
MILES D. WHITE and JOSE M. DE LASA, or either of them, proxy for the undersigned, with power of substitution, to represent and vote all shares of the undersigned upon all matters properly coming before the Annual Meeting or any adjournments thereof.

INSTRUCTIONS: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND AGAINST ITEMS 3 AND 4.


SEE REVERSE    (IMPORTANT - PLEASE SIGN AND DATE ON OTHER SIDE.)    SEE REVERSE
   SIDE                                                                SIDE

                              ABBOTT LABORATORIES

Dear Shareholder:

Abbott Laboratories invites you to take advantage of new and convenient ways by which you can vote your shares. You can now vote your shares electronically through the Internet or by telephone. This eliminates the need to return your proxy card. To access the system and vote your shares electronically, you must use the control number printed above the shareholder(s)' name.

1.  To vote over the Internet:

       -  Go to the web site http://www.eproxyvote.com/abt

2.  To vote by telephone in the United States and Canada toll free:

       - On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                  DETACH HERE


     PLEASE MARK
/X/  VOTES AS IN
     THIS EXAMPLE.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.

1. Election of 13 Directors.
   NOMINEES: (01) H.L. Fuller, (02) D.A. Jones, (03) J.M. Leiden, (04) D.A.L. Owen, (05) R.L. Parkinson Jr., (06) B. Powell Jr., (07) A.B. Rand,
   (08) W.A. Reynolds, (09) R.S. Roberts, (10) W.D. Smithburg, (11) J.R. Walter, (12) W.L. Weiss and (13) M.D. White

                  FOR              WITHHELD
                  / /                 / /

   / / __________________________________________________________
   FOR, except vote withheld from the above nominee(s).

                                                          FOR  AGAINST  ABSTAIN
2. Ratification of Arthur Andersen LLP as                 / /    / /      / /
   auditors.

                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                            AGAINST ITEMS 3 AND 4.

                                                          FOR  AGAINST  ABSTAIN
3. Shareholder Proposal - CERES Principles.               / /    / /      / /

4. Shareholder Proposal - Phase-Out                      / /     / /      / /
   Production of PVC Medical Products.

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                         / /

   Each joint tenant should sign; executors, administrators, trustees, etc. should give full title and, where more than one is named, a majority should sign.

   PLEASE READ OTHER SIDE BEFORE SIGNING.

Signature:___________________ Date:______ Signature:_______________ Date:______